Exhibit 99.1

SUPERIOR GROUP OF COMPANIES LETTER TO SHAREHOLDERS

July 2, 2020

Dear Valued Shareholders,

It has been a few months since our last Shareholders letter and our Q1 earnings call. Since then, we posted a June 23rd investor webcast presentation and associated deck to our website. We hope that you have been able to review those. We believe it is the appropriate time to again communicate to you the status of our global business, how we have carefully and prudently responded and how our actions likely will affect SGC on a go-forward basis.

All of our Division presidents have fully and successfully implemented necessary and required strategies to keep our team members around the world safe during the continued COVID-19 pandemic. In nearly all cases we have exceeded the federal and state government standards with respect to the precautions that we have implemented. We also are proud to have been able to in most cases service our customers on par with or better than our already excellent service levels that existed prior to the pandemic. We continually evaluate developments, review possible scenarios, and adapt our business and response plans regularly to ensure business continuity. Our teams continue to prove their resiliency during this unprecedented situation, and we continue to work diligently to stay ahead of the rapidly evolving environment.

Our shared resources team should be commended for the early and proactive measures we took to optimize efficiencies in our business processes. Our long-standing redundant sourcing and manufacturing strategy has served us especially well in this start/stop environment. Our business segment operations continue to address major fluctuations in customer demand and have adjusted their sales and operating strategies accordingly. We are not experiencing any global supply chain disruptions of significance that are causing us angst.

All of our offices around the world successfully implemented a work from home policy in mid-March. Our office-based employees in the U.S. and most locations worldwide continue to work from home. Doing so has been surprisingly efficient and effective. The level of collaboration and quality of the work produced has exceeded our expectations. I applaud our team members for pivoting as they have and for all their diligence during this crisis. We will continue to work from home until it is no longer prudent to do so. When we do reopen our offices, to whatever extent that is, we will be offering most of our office-based employees the choice (which we are calling the Superior Choice) to continue to work from home, with a requirement to only be present at the office when necessary, or to return to the office on either a full or partial basis.

We hope that you also saw our press release with respect to our plans to consolidate our Georgia distribution center and warehouse into our more modern, semi-robotic Arkansas facility. While we had planned on this action for some time, the lower level of pressure on our Employee ID business has allowed us to dramatically accelerate this plan. This consolidation coupled with new technology expected to be installed during the first half of next year will bring large cost efficiencies and better service capabilities for our customers. It is important to note that our proficiency and leadership in distributing uniforms and promotional products are competitive advantages. We intend this to remain so.

The Office Gurus is now operating at full force. We have more billable agents than what we started with when the crisis began. This is from a combination of existing customers requiring more agents and new customers that we have onboarded during this crisis. Our agents still primarily work from home, though we do have plans to bring a small percentage of them back slowly to our facilities on a customer-required basis. Many of our customers have been very complimentary of our work from home execution and we will likely, for the near future at least, continue with most of our agents working for our clients from home.

We regularly review the overall impact of our activities on our combined operating results. Our strategies employed thus far actually have exceeded our expectations. Our early austerity actions, which were viewed by some to be on the aggressive side, helped us manage our capital and liquidity even beyond our initial outlook. Those aggressive measures were taken during a time in which there was almost no clarity as to what the coming months and quarters would look like. While there is still much unknown about the future, the strategies we have engaged provide us with optimism.

COVID-19 has had significant impact on our customers’ demands for our products and services. In many cases, especially related to healthcare customers, this resulted in significant increases in demand for our products and has had a positive impact on our revenue and profit. However, in our traditional non-healthcare markets (Employee ID uniforms and promotional products) we have experienced significant declines in our traditional revenues from many of the non-essential businesses that we service, which thus far has been more than offset by our sales of necessary personal protective equipment (PPE) and the increased volume from many of our essential business customers. PPE will continue to be an expanded product line for our divisions. We expect on our next earnings call, scheduled for July 29, 2020, to be able to announce record year-to-date sales and earnings for SGC as well as anticipated record sales for 2020.

As we continue to navigate this crisis, our best wishes go out to every one of our employees and their families, as well as those of our suppliers, customers, shareholders and valued partners. We will get through this with hard work, smart strategies and addressing both the short-term and long-term needs of our business, as we have done over the last 100 years.

We send our hopes and best wishes for good health to all of those who are working to ensure the well-being of our nation and the world. Those on the front line of this battle are heroes to all of us and deserve our respect, prayers, support and praise during this difficult time.

Happy July 4th to all of you.

Michael Benstock

CEO

Safe Harbor Statement:

This document contains forward-looking statements by Superior Group of Companies, Inc. (the “Company”) within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all rules and regulations issued thereunder. Such statements are based upon management’s current expectations, projections, estimates and assumptions. Words such as “will,” “expects,” “believes,” “anticipates,” “thinks” and variations of such words and similar expressions identify such forward-looking statements, which include statements on the impact on COVID-19 on our business, including our inventory, supply chain, manufacturing capacity at our own and contract manufacturing facilities, service capacity and customer demand, and statements on our expectations for future sales and earnings.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: the COVID-19 crisis; general economic conditions in the areas of the United States in which the Company’s customers are located; changes in the healthcare, resort and commercial industries where uniforms and service apparel are worn; the impact of competition; our ability to successfully integrate operations following consummation of acquisitions; and the availability of manufacturing materials; as well as the risks and uncertainties disclosed in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise, except as required by law.